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                                                                    Exhibit 10.1


Ambac                                           Ambac Assurance Corporation
Certificate Guaranty Insurance Policy           c/o CT Corporation Systems
                                                44 East Mifflin Street,
                                                Madison, Wisconsin 53703
                                                Administrative Office
                                                One State Street Plaza,
                                                New York, New York 10004
                                                Telephone:  (212) 668-0340

Insured Obligations:                            Policy Number:
ABFS Mortgage Loan Trust 2000-2                 AB0372BE
Mortgage-Backed Notes, Series 2000-2


                                                Premium:
                                                As specified in the endorsement
                                                attached hereto.



Ambac Assurance Corporation (Ambac) A Wisconsin Stock Insurance Company in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all tights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.

President                             Secretary

Effective Date:  March 30, 2000       Authorized Representative


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                CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT

Attached to and forming part of                   Effective Date of Endorsement:
Certificate Guaranty Insurance Policy                              June 29, 2000
#AB0372BE issued to:

The Chase Manhattan Bank,
as Indenture Trustee for the Holders of
ABFS Mortgage Loan Trust 2000-2,
Mortgage-Backed Notes, Series 2000-2


            For all purposes of this Policy, the following terms shall have the following meanings:

            "Agreement" shall mean the Sale and Servicing Agreement, dated as of June 1, 2000, among Prudential Securities Secured Financing Corporation, as Depositor, ABFS Mortgage Loan Trust 2000-2, as Issuer, American Business Credit, Inc., as Servicer and The Chase Manhattan Bank, as Indenture Trustee and Collateral Agent.

            "Deficiency Amount" means, for each Payment Date, the excess, if any, of Required Distributions over the Net Available Funds.

            "Due for Payment" shall mean with respect to any Insured Payment or Preference Amount, such amount is due and payable pursuant to the terms of the Indenture.

            "First Payment Date" shall mean July 17, 2000.

            "Holder" shall mean the registered owner or beneficial owner of any Note.

            "Indenture" shall mean the Indenture dated as of June 1, 2000 between ABFS Mortgage Loan Trust 2000-2, as Issuer and The Chase Manhattan Bank, as Indenture Trustee, as such agreement may be amended, modified or supplemented from time to time as set forth in the Indenture.

            "Indenture Trustee" shall mean The Chase Manhattan Bank, in its capacity as Indenture Trustee under the Indenture, or if any successor Indenture Trustee or any co-trustee shall be appointed as provided therein, then "Indenture Trustee" shall also mean such successor trustee or such co-trustee, as the case may be, subject to the provisions thereof.

            "Insurance Agreement" shall mean the Insurance and Indemnity Agreement, dated as of June 29, 2000, Ambac Assurance Corporation, as Note Insurer, Prudential Securities Secured Financing Corporation, as Depositor, ABFS Mortgage Loan Trust 2000-2, as Issuer, American Business Credit, Inc., as Servicer and Originator, HomeAmerican Credit, Inc. d/b/a Upland Mortgage, as Originator, New Jersey Mortgage and Investment Corp., as Originator, ABFS 2000-2,



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Inc., as Seller and The Chase Manhattan Bank, as Indenture Trustee, as such agreement may be amended, modified or supplemented from time to time.

            "Insured Amounts" shall mean, with respect to any Payment Date, any Deficiency Amount for such Payment Date.

            "Insured Payments" shall mean, with respect to any Payment Date, the aggregate amount paid by the Note Insurer to the Indenture Trustee in respect of
(i) Insured Amounts for such Payment Date and (ii) Preference Amounts for any given Business Day.

            "Late Payment Rate" shall mean for any Payment Date, the greater of
(i) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (ii) the then applicable highest rate of interest on the Notes. The Late Payment Rate shall be computed on the basis of a year of 360 days and the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

            "Net Available Funds" on any Payment Date means the Available Funds on deposit in the Payment Account on such Payment Date, less the Indenture Trustee's Fee and the Premium Amount.

            "Nonpayment" shall mean, with respect to any Payment Date, an Insured Amount is Due for Payment but has not been paid pursuant to the Agreement.

            "Note Insurer" means Ambac Assurance Corporation, a
Wisconsin-domiciled stock insurance corporation, or any successor thereto, as issuer of the Policy.

            "Notes" means, collectively, the Class A-1 and Class A-2 Notes, substantially in the form set forth in Exhibit A to the Indenture.

            "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Amount which shall be due and owing on the applicable Payment Date.

            "Payment Account" shall have the meaning set forth in Section 8.02 of the Indenture.

            "Payment Date" shall mean the 15th day of any month (or if such 15th day is not a Business Day, the first Business Day immediately following) beginning on the First Payment Date.

            "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

            "Preference Amount" means any payment of principal or interest on a Note which has become Due for Payment and which is made to a Holder by or on behalf of the Indenture Trustee which has been deemed a preferential transfer and theretofore recovered from its Holder



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pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction.

            "Premium Amount" shall mean the amount payable to the Note Insurer on each Payment Date calculated at the Premium Percentage.

            "Premium Percentage" shall have the meaning set forth in the Insurance Agreement.

            "Reimbursement Amount" shall mean, as to any Payment Date, the sum of (x) (i) all Insured Payments paid by the Note Insurer, but for which the Note Insurer has not been reimbursed prior to such Payment Date pursuant to Section
8.02 of the Indenture, plus (ii) interest accrued on such Insured Payments not previously repaid calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payments, and (y) without duplication (i) any amounts then due and owing to the Note Insurer under the Insurance Agreement, as certified to the Indenture Trustee by the Note Insurer plus (ii) interest on such amounts at the Late Payment Rate.

            "Required Distributions" shall mean (i) with respect to any Payment Date occurring prior to the Payment Date in September 2031, (x) the Interest Payment Amount; and (y) any Overcollateralization Deficit after application of Available Funds; and (ii) with respect to the Final Stated Maturity Date, the aggregate Outstanding Note Principal Balance, after giving effect to all other payments of principal on the Notes on that Payment Date.

            Capitalized terms used herein as defined terms and not otherwise defined herein shall have the meaning assigned to them in the Insurance Agreement, the Sale and Servicing Agreement and the Indenture.

            As provided by the Policy, the Note Insurer will pay any amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Insured Amount is due or the Business Day following receipt in New York, New York on a Business Day by the Note Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Note Insurer shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

            As provided in the third paragraph of the Policy, the Note Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event no earlier than the third Business Day following receipt by the Note Insurer of (i) a certified copy of a final, nonappealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Indenture Trustee, or Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Indenture Trustee or Holder (the "Order"), (ii) a certificate by or on behalf of the Indenture Trustee or Holder that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Note Insurer, duly executed and delivered by the Indenture Trustee or Holder, irrevocably assigning to the Note Insurer all rights and claims of the Indenture Trustee or Holder



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relating to or arising under the Indenture against the estate of the Indenture
Trustee or otherwise with respect to such Preference Amount and (iv) a Notice of Nonpayment (in the form attached hereto as Exhibit A) appropriately completed and executed by the Indenture Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Holder directly, unless the Holder has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Note Insurer will pay the Holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Note Insurer and
(b) evidence satisfactory to the Note Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

            The Note Insurer hereby agrees that if it shall be subrogated to the rights of Holders by virtue of any previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Payment Date can be made. In so doing, the Note Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement.

            The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

            A premium will be payable on this Policy on each Payment Date as provided in Section 8.02 of the Indenture, beginning with the first Payment Date, in an amount equal to the Premium Amount.

            THE INSURANCE PROVIDED BY THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

            The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Note Insurer.

            Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

            This Policy is issued under and pursuant to, and shall be construed in accordance with, the laws of the State of New York.



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            IN WITNESS WHEREOF, Ambac Assurance Corporation has caused this
Endorsement to the Policy to be signed by its duly authorized officers.


-------------------------------------     -------------------------------------
Assistant Secretary                       First Vice President




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                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                  --------------------------------------------
                               Policy No. AB0372BE

                         NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS

                                          Date: [       ]

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004
Attention: General Counsel

            Reference is made to Certificate Guaranty Insurance Policy No. AB0372BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Indenture, as the case may be, unless the context otherwise requires.

            The Indenture Trustee hereby certifies as follows:

            1. The Indenture Trustee is the Indenture Trustee under the Indenture for the Holders.

            2.    The relevant Payment Date is [date].

            3. Payment on the Notes in respect of the Payment Date is due to be received on _______________________ under the Indenture, in an amount equal to $______________

            4. There is an Insured Amount of $______________________ in respect of the Notes, which amount is Due for Payment pursuant to the terms of the Indenture.

            5. The Indenture Trustee has not heretofore made a demand for the Insured Amount in respect of the Payment Date.

            6. The Indenture Trustee hereby requests the payment of the Insured Amount that is Due For Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to: ____________________(Indenture Trustee's account number).

            7. The Indenture Trustee hereby agrees that, following receipt of the Insured Payment from Ambac, it shall (a) hold such amounts in trust and apply the


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                  same directly to the distribution of payment on the Notes when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Note Account and not commingle such funds with other funds held by Indenture Trustee; and (d) maintain an accurate record of such payments with respect to each certificate and the corresponding claim on the Policy and proceeds thereof.

            ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES ANAPPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUD ULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VAL UE OF THE CLAIM FOR EACH SUCH VIOLATION.


                                     By:
                                         ---------------------------------------
                                             Indenture Trustee


                                     Title:
                                            ------------------------------------
                                             (Officer)




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